UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Willamette Valley Vineyards, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of the Annual Meeting of Stockholders

To be held: Sunday, July 16, 2017

Dear Shareholders,

You are cordially invited to the 2017 Annual Meeting of Shareholders (“Annual Meeting”) of Willamette Valley Vineyards, Inc., which will be held at our winery at 8800 Enchanted Way S.E., Turner, Oregon 97392, on Sunday, July 16, 2017, beginning at 1:00 p.m., local time. The Annual Meeting will be held for the following purposes:

1.
To consider and vote upon a proposal to elect three members to our Board of Directors with terms ending at the annual meeting in 2020;
2.
To ratify the appointment by the Board of Directors of Moss Adams LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017;
3.
To conduct a non-binding advisory vote on the Company’s executive compensation; and
4.
To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

The foregoing items of business are more fully described in the proxy statement (the “Proxy Statement”) that accompanies this Notice.

Our Board of Directors fixed May 16, 2017 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments of the meeting, and only shareholders of record at the close of business on that date are entitled to this notice and to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available at the meeting and at our offices for ten days prior to the meeting.

We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed proxy ballot or by casting your vote in person at the meeting. An electronic version of the 2017 Proxy and Annual Report is available at this web address: wvv.com/annualmeeting. Whether or not you plan to attend in person, please sign, date and return your Proxy using one of the methods outlined in the Proxy Statement – internet, regular mail, or telephone. The prompt return of your proxy card will assist us in preparing for the Annual Meeting. If you receive more than one proxy card because you own shares registered in different names or addresses, each proxy card should be completed and returned.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jim Bernau
Jim Bernau
President and Chairperson of the Board of Directors

Turner, Oregon
May 23, 2017

PROXY STATEMENT
for the
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 16, 2017

1.             INTRODUCTION
1.1
General

This proxy statement (the “Proxy Statement”) and the accompanying proxy ballot are being furnished to the shareholders of Willamette Valley Vineyards, Inc., an Oregon corporation (the “Company”), as part of the solicitation of proxies by the Company’s Board of Directors (the “Board” or the “Board of Directors”) from shareholders of record of outstanding shares of the Company’s common stock, no par value (the “Common Stock”), for use in voting at the Company’s Annual Meeting of Shareholders to be held on July 16, 2017 at 1:00 PM at Willamette Valley Vineyards, 8800 Enchanted Way SE, Turner, Oregon 97392 and at any adjournments or postponements thereof (the “Annual Meeting”).

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on July 16, 2017

Pursuant to rules of the Securities and Exchange Commission (the “SEC”), we have elected to provide internet access to our proxy statement and annual report rather than distributing hardcopies of the meeting materials. This reduces postage, printing expense and paper waste and is part of our efforts to eliminate unnecessary expenses and conserve the environment. This Proxy Statement is available at wvv.com by clicking on the “Investor Relations” tab or wvv.com/annualmeeting. In accordance with SEC rules, our proxy materials posted on our website under the “Investor Relations” tab do not contain any cookies or other tracking features.

At the Annual Meeting, shareholders will be asked to consider and vote upon the following:

(i)
To elect three members of the Board of Directors with terms ending at the annual meeting in 2020;
(ii)
To ratify the appointment by the Board of Directors of Moss Adams LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017;
(iii)
To conduct a non-binding advisory vote on the Company’s executive compensation; and
(iv)
To transact such other business as may properly come before the meeting or any adjournments thereof.

The Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting (the “Notice of Internet Availability”), which contains information as to how shareholders can access this Proxy Statement and a proxy ballot , is first being mailed to the Company’s shareholders on or about May 23, 2017.

Your vote is important. Accordingly, whether or not you plan to attend the Annual Meeting, please sign and return the proxy ballot as soon as possible. Shares can be voted at the Annual Meeting only if the holder is present in person or by proxy. If you receive more than one proxy card because your shares are registered in different names or at different addresses, please sign and return each such proxy so that all of your shares will be represented at the Annual Meeting.

1.2
Solicitation, Voting and Revocability of Proxies

The Board of Directors has fixed the close of business on May 16, 2017 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were 2,269 registered holders holding 5,000,629 shares of Common Stock. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Shareholders can vote on matters that properly come before the Annual Meeting in one of four ways:

Voting by mail:

Shareholders may vote by marking, signing and dating the proxy card and mailing it in the enclosed, prepaid and addressed envelope or otherwise mailing it to the Company at our mailing address on the cover page of this Proxy Statement prior to the Annual Meeting.

Voting in person at the meeting.

Shareholders may also vote in person at the meeting. However, shareholders who hold their shares in street name (in the name of a bank or some other nominee), must request and receive a legal proxy from the record owner prior to the meeting in order to vote at the meeting.

Voting on the Internet.

Shareholders may vote their shares of Common Stock by going to otrtransfer.com/olink and following the instructions. Shareholders should have their proxy card in hand when accessing the website.

Voting by Telephone.

Shareholders may vote by calling the toll-free number listed on the proxy card from any touch-tone telephone and following the instructions. Shareholders should have your proxy card in hand when calling.

Shareholders, who own their shares through a brokerage account or in other nominee form, should follow the instructions received from the record holder to see which voting methods are available.

Each enclosed proxy gives discretionary authority to the persons named therein with respect to any amendments or modifications of the Company proposals and any other matters that may be properly proposed at the Annual Meeting. The shares represented by all valid unrevoked proxies returned in time to be voted at the Annual Meeting will be voted in accordance with the instructions marked therein. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN THE PROXY, FOR THE RATIFICATION OF THE COMPANY’S AUDITORS AND FOR ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION`. If any other matter(s) properly comes before the Annual Meeting, the proxies solicited hereby will be exercised in accordance with the reasonable judgment of the proxy holders named therein. If the meeting is adjourned or postponed, your shares will be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions before that date. Under Oregon law, shareholders are not entitled to dissenters’ rights with respect to any of the proposals set forth in this Proxy Statement.

The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392, or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not revoke previously given proxies. In order to be effective, all revocations and later-filed proxies not delivered in person at the Annual Meeting must be delivered to the Company at the address listed above not later than 5:00 p.m. local time, on Friday, July 14, 2017. A shareholder who attends the meeting need not revoke a previously executed proxy and vote in person unless the shareholder wishes to do so. All valid, unrevoked proxies will be voted at the Annual Meeting.

A proxy marked as abstaining will be treated as present for the purpose of determining whether there is a quorum for the Annual Meeting, but will not be counted as voting on any matter as to which abstinence is indicated. If a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote, while action on a matter other than the election of directors is approved if the votes cast by the shares entitled to vote favoring the action exceed the votes cast opposing the action. Consequently, assuming the presence of a quorum, abstentions will not affect the results of the matters to be affected at the Annual Meeting.

A Broker "non vote," which occurs when a broker or other nominee holder, such as a bank, submits a proxy representing shares that another person actually owns, and that person has not given voting instructions on a non-routine matter or matters to the broker or other nominee holder, will be treated as present for purposes of determining whether there is a quorum for the Annual Meeting. Pursuant to applicable regulations if a shareholder does not give voting instructions to his/her broker, such broker will not be permitted to vote the shareholder’s shares of Common Stock with respect to Proposals 1 and 3 described in this Proxy Statement. We expect that banks and brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions with respect to the vote to ratify the Company’s selected independent registered public accounting firm in Proposal 2.

The Company will pay the cost of its proxy solicitation. In addition to the use of the mails, proxies may be solicited personally, by telephone or by email by directors, officers and employees of the Company, who will not be specially compensated for such activities. Your cooperation in promptly completing and returning the enclosed proxy to vote your shares of Common Stock will help to avoid additional expense.

If you are a shareholder of record and you plan to attend the Annual Meeting, please indicate this when you vote. If you are a beneficial owner of shares of Common Stock held by a bank, broker or other nominee, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from the bank, broker, or other nominee, are examples of proof of ownership. If you want to vote in person your shares of Company’s Common Stock held in street name, you will have to obtain a proxy, executed in your favor, from the holder of record. You may be asked to provide proof of identification to gain entry to the Annual Meeting.

1.3
Directors and Executive Officers

The following table sets forth the names of each of our executive officers, each of the members of the Board of Directors, and each such person’s position with the Company and age.  Our bylaws permit our Board of Directors to establish by resolution the authorized number of directors, which shall be between two and 11 directors. The Board is currently comprised of nine members. Three current directors are nominees for election as a director at the Annual Meeting.

	Position(s) with the Company	Age	Number	Ends

James W. Bernau (3)	Chairperson of the Board,	63	I	2017
	President and Director
Craig Smith (2)(3)(4)	Secretary and Director	70	II	2018
Richard F. Goward Jr.	Chief Financial Officer	62	NA	NA
James L. Ellis (3)	Director	72	III	2019
Sean M. Cary (2)	Director	44	I	2017
Christopher Sarles (1)(4)	Director	52	I	2017
Betty M. O’Brien (1)	Director	74	II	2018
Stan G. Turel (2)(3)(4)	Director	68	II	2018
Heather Westing (4)	Director	58	III	2019
Jonathan Ricci (1)	Director	49	III	2019

(1) Member of the Compensation Committee
(2) Member of the Audit Committee
(3) Member of the Executive Committee
(4) Member of the Capital Development Committee

All directors hold office until the end of their term’s respective annual meeting of shareholders or until their successors have been elected and qualified. The Board is divided into three groups (I, II, and III). Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Group II shall serve for an initial term expiring at our second annual meeting of stockholders following the 2016 Annual Meeting.

Except for Mr. Goward’s stepdaughter who is married to Mr. Smith’s son, there are no family relationships among any of our current directors or executive officers. Executive officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors. Set forth below is additional information as to each director and executive officer of the Company.

James W. Bernau – Mr. Bernau has been President of the Company and Chairperson of the Board of Directors of the Company since its inception in May 1988. Mr. Bernau, an Oregon winegrower, originally established Willamette Valley Vineyards as a sole proprietorship in 1983, and he co-founded the Company in 1988 with Salem grape grower, Donald Voorhies. From 1981 to September 1989, Mr. Bernau was Director of the Oregon Chapter of the National Federation of Independent Businesses (“NFIB”), an association of 15,000 independent businesses in Oregon. Mr. Bernau has served as the President of the Oregon Winegrowers Association and the Treasurer of the association’s Political Action Committee (PAC) and Chair of the Promotions Committee of the Oregon Wine Advisory Board, the State of Oregon’s agency dedicated to the development of the industry. In March 2005, Mr. Bernau received the industry’s Founder’s Award for his service. Mr. Bernau’s qualifications to serve on the Company’s Board of Directors include his more than 30 years of leadership of the Company and his industry experience and contacts.

Craig Smith, MBA, JD – Mr. Smith has served as a director on the Board since October 2007 and as Secretary of the Company since 2009. For over 20 years Mr. Smith served as the Vice President/Chief Financial Officer of Chemeketa Community College in Salem, Oregon. He was an Adjunct Professor at the Atkinson Graduate School of Management at Willamette University, as well as Managing Partner of Faler, Grove, Mueller & Smith, a large local CPA firm. He has served on many State of Oregon commissions and as the Board Chairperson for many of the local non-profit and educational institutions including the Salem Keizer School Board, Chemeketa Community College Board of Education, Oregon State Fair Council, State Fair Dismissal Appeals Board, Mid-Willamette Valley Council of Governments, Oregon School Boards Association and the United Way. Mr. Smith is a member of the Oregon State Bar and a retired Certified Public Accountant. Mr. Smith’s qualifications to serve on the Company’s Board of Directors include his financial and accounting experience.

Richard F. Goward Jr., CPA, CMA, MBA – Mr. Goward has been the Company’s Chief Financial Officer since May of 2013. Prior to being appointed, Mr. Goward served as Chief Financial Officer for Oregon’s largest city, the City of Portland, a position he retired from after serving from April 2010 to May 2013. From June 1997 to April 2010, Mr. Goward served as Chief Financial Officer at Salem-Keizer Public Schools, the second largest school district in the State of Oregon. From November 1986 to June 1997, Mr. Goward worked at Chemeketa Community College as manager of the Business Office and Director of Auxiliary Services. Mr. Goward has also worked as a partner in Faler, Grove, Mueller & Smith CPAs, has 26 years of experience as an officer in the United States Navy and Navy Reserve; retiring at the rank of Captain, for 20 years was an Adjunct Professor in Accounting at Willamette University’s Atkinson Graduate School of Management and has served on many community boards and committees. Mr. Goward is licensed as a CPA in the State of Oregon and is a Certified Management Accountant. He holds a Bachelor of Science Degree in Business from Oregon State University and a Master in Business Administration from Willamette University.

James L. Ellis – Mr. Ellis has served as a director on the Board since July 1991. Mr. Ellis retired from full time duties with the Company in July of 2009. He currently serves as the Company’s ombudsman and works part-time on selected projects. Mr. Ellis previously served as the Company’s Director of Human Resources from 1993 to 2009. He was the Company’s Secretary from 1997 to 2009, and Vice President /Corporate from 1998 to 2009. From 1990 to 1992, Mr. Ellis was a partner in Kenneth L. Fisher, Ph.D. & Associates, a management-consulting firm. From 1980 to 1990, Mr. Ellis was Vice President and General Manager of R.A. Kevane & Associates, a Pacific Northwest personnel-consulting firm. From 1962 to 1979, Mr. Ellis was a member of and administrator for the Christian Brothers of California, owner of Mont La Salle Vineyards and producer of Christian Brothers wines and brandy. Mr. Ellis’ qualifications to serve on the Company’s Board of Directors include his prior experience as a member of the Company’s senior management, as well as more than 40 years of business experience.

Sean M. Cary – Mr. Cary has served as a director on the Board since July 2007. Mr. Cary is the Chief Financial Officer of Pacific Excavation, Inc., a Eugene, Oregon based heavy and civil engineering contractor. Previously, Mr. Cary served as the CFO of CBT Nuggets, LLC, the Corporate Controller of National Warranty Corporation, the CFO of Cascade Structural Laminators and prior to that as Controller of Willamette Valley Vineyards. Mr. Cary served in the U.S. Air Force as a Financial Officer. Mr. Cary holds a Master of Business Administration degree from the University of Oregon and a Bachelor of Science Degree in Management from the U.S. Air Force Academy. Mr. Cary’s qualifications to serve on the Company’s Board of Directors include his financial and accounting expertise.

Christopher L. Sarles – Mr. Sarles has served as a director on the Board since January of 2015. Mr. Sarles is the President/CEO of Oregon Fruit Products, a position he has held since July of 2014. From May of 1998 until June of 2014 Mr. Sarles worked in various executive capacities in Columbia Distributing/Young’s Market, most recently as Executive Vice President of Sales from 2011 to 2014. From 1987 to 1995 he was President/Chief Operating Officer of Alehouse Distributing Company in Seattle Washington. Mr. Sarles has been actively involved in the wine industry, been a speaker on Wine Industry issues, and served as President of the Oregon Beer and Wine Wholesalers Association. He holds a Bachelor of Science degree in Business Marketing from Oregon State University. Mr. Sarles is qualified to serve on the Company’s Board of Directors as a result of his many years of executive experience in the alcohol distribution industry.

Betty M. O’Brien – Ms. O’Brien has served as a director on the Board since July 1991. Ms. O’Brien is owner of Elton Vineyards L.L.C., a commercial vineyard located in Eola Hills in Yamhill County, Oregon and established in 1983. Ms. O’Brien was the Executive Director of the Oregon Wine Board from 2001 to 2004. Ms. O’Brien was employed by Willamette University as its Director of News and Publications from 1988 to 2000. She has served as a director, President and Treasurer of the Oregon Winegrowers Association. Ms. O’Brien is chairman of the Wine Studies Program Advisory Committee at Chemeketa Community College (CCC). She headed a wine industry task force developing a new wine marketing program and curriculum. She taught Wine Marketing classes there for seven years and was recognized by the college with the Legacy Builders Award in 2016. Ms. O’Brien served as Chair of the Board of Directors of LIVE (Low Input Viticulture and Enology). She was president of the Eola-Amity Hills Winegrowers Association in 2014-15. Ms. O’Brien and her husband received a 2010 Oregon Wine Industry Outstanding Service Award. Ms. O’Brien’s qualifications to serve on the Company’s Board of Directors include her industry experience and contacts.

Stan G. Turel – Mr. Turel has served as a director on the Board since November 1994. Mr. Turel is President of Turel Enterprises, a real estate management company managing his own properties in Oregon, Washington and Idaho and is president of Columbia Pacific Tax in Bend, Oregon. Prior to his current activities, Mr. Turel was the Principal and CEO of Columbia Turel, (formerly Columbia Bookkeeping, Inc.) a position which he held from 1974 to 2001. Prior to the sale of the Columbia Turel to Fiducial, one of Europe’s largest accounting firms, Columbia Turel had approximately 26,000 annual tax clients including approximately 4,000 small business clients. Additionally Mr. Turel successfully operated as majority owner of two cable TV companies during the 80’s and 90’s which were eventually sold to several public corporations. Mr. Turel is a pilot, author, was a former delegate to the White House Conference on Small Business and held positions on several state and local Government committees. Mr. Turel’s qualifications to serve on the Company’s Board of Directors include his more than 20 years of accounting and business management experience.

Heather Westing – Ms. Westing has served as a director on the Board since March 2016. Ms. Westing owns several real estate developments, restaurant and financial companies in Oregon. She is the former owner of The Subway Group – franchisor agency for over 350 Subway Restaurants and served on Subway’s Worldwide Advisory Board. Ms. Westing is an active member in the Oregon Angel Fund, and oversees the Westing Family Foundation. Previously, Ms. Westing owned an advertising and marketing agency, with offices in Eugene, Portland and Bend. She has also owned and operated a 50-acre farm of filberts, grass seed and Christmas trees. She served on Umpqua Bank’s Regional Board of Advisory and The Oregon Bach Festival’s Board of Directors. She is a Lifetime Alumni of University of Oregon, where she studied finance and real estate. Ms. Westing’s qualifications to serve on the Company’s Board of Directors include her extensive business experience and expertise in marketing.

Jonathan Ricci – Mr. Ricci has served as a director on the Board since March 2016.  Mr. Ricci is currently President and CEO of Adelsheim Vineyard in Newberg, Oregon.  Prior to joining Adelsheim in 2017, he was President and CEO of Stumptown Coffee Roasters where he remains as an Independent Director.  He served as Managing Partner at First Beverage Group from 2010 to 2013, and prior to that he was CEO of Jones Soda Company from 2008 to 2010 and General Manager and Director of Customer Marketing at Columbia Distributing from 2000 to 2008.  Mr. Ricci was raised in Oregon, graduating with a degree in Business Education from Oregon State University.  He was formerly the President of the OSU Alumni Association and served as an Executive Committee Member of the Board of Trustees for the OSU Foundation.  Mr. Ricci is serving on the Greater Portland 2020 strategic advisory effort to meet the region's population and business development challenges.  Mr. Ricci's qualifications to serve on the Company's Board of Directors include his beverage industry and public company experience.

1.4
Board and Committee Meeting Attendance

The Board of Directors met four times during 2016. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of each committee on which each director served.

1.5
Annual Meeting Attendance

Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of shareholders, directors are encouraged to attend the annual meetings. All of our then current directors attended the Company’s 2016 annual meeting of shareholders.

1.6
Independence

The Board of Directors has determined that each of our directors other than Mr. Bernau and Mr. Ellis is “independent” within the meaning of the applicable rules and regulations of the SEC and the director independence standards of The NASDAQ Stock Market, Inc. (“NASDAQ”), as currently in effect. Furthermore, the Board of Directors has determined that each of the members of the Compensation and Audit Committees of the Board of Directors is “independent” under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect. The Board of Directors does not have a separate standing Nominating Committee. Consistent with NASDAQ rules, only independent directors participate in meetings where the Board of Directors functions as the Company’s nominating committee. The independent directors held two meetings in 2016.

1.7
Committees of the Board of Directors

Compensation Committee

The Board of Directors has appointed a Compensation Committee, which reviews executive compensation and makes recommendations to the full Board regarding changes in compensation, and also administers the Company's 1992 Stock Incentive Plan. Executive officers do not play a role in determining executive compensation. The Compensation Committee does not delegate any of its duties, and it may use consultants in determining executive compensation.  The Compensation Committee met four times in person in 2016. In accordance with its Charter, the Compensation Committee reviewed the current compensation for the CEO and it approved the 2015 performance bonus of $128,195 and a meritorious bonus of $100,000 for the Company’s CEO (see section “Executive Compensation"). In 2017, the Compensation committee approved a bonus of $256,000 for 2016. The Compensation committee did not engage the services of a compensation consultant in 2016. The members of the Compensation Committee are Betty M. O'Brien, Chair, Christopher Sarles and Jonathan Ricci. All members of the Compensation Committee are independent under the applicable rules and regulations of the SEC and the director independence standards applicable to compensation committee members of NASDAQ listed companies, as currently in effect. A copy of the Compensation Committee’s charter can be found on the Company’s website, www.wvv.com.

Audit Committee

The Company has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Audit Committee are Craig Smith, Sean Cary and Stan G. Turel. All members of the Audit Committee are independent as defined under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors and reports to the Board of Directors the results of these activities, including the systems of internal controls that management and the Board of Directors have established, our audit and compliance process and financial reporting. The Audit Committee, among other duties, engages the independent public accountants retained as the registered public accounting firm, pre-approves all audit and non-audit services provided by the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, considers the compatibility of any non-audit services provided by the independent public accountants with the independence of such auditors and reviews the independence of the independent public accountants. Mr. Smith is designated by the Board of Directors as the “audit committee financial expert” under SEC rules. The Audit Committee conducted four meetings in the year ended December 31, 2016 and each meeting was attended by at least 75% of the committee members. A copy of the Audit Committee charter can be found at our website, www.wvv.com.

Audit Committee Financial Expert

Craig Smith serves as the Audit Committee’s “financial expert” as defined in applicable SEC rules. Mr. Smith is independent as defined under the applicable rules and regulations of the SEC and the director independence standards established by NASDAQ, as currently in effect.

Capital Development Committee

The Board of Directors has appointed a Capital Development Committee to review potential capital projects or purchases and make recommendations to the full Board of Directors. Additionally, the committee evaluates growth needs of the Company and makes recommendation to management. The Capital Development Committee met four times in 2016. The members of the committee are Craig Smith, Stan Turel, Christopher Sarles and Heather Westing.

Nominating Committee Functions

The Board of Directors performs the function of a nominating committee for selecting nominees for election as directors. Given its size, the Board believes that performing this function is a pragmatic and realistic approach. Consistent with NASDAQ rules, the independent members of the Board of Directors select and recommend to the full Board of Directors for approval nominees for director positions. The Board then determines whether to approve of such nominations and present them to the Company’s shareholders for election to the Board of Directors. In seeking nominees, the Board looks for qualified candidates that will meet the oversight and financial expertise needs of the Company. The Board also looks for nominees who will meet the independent qualifications necessary to meet current standards of independence. While not maintaining a specific policy on Board diversity requirements, the Board believes that diversity is an important factor in determining the composition of the Board and, therefore, seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board. The Board, functioning as nominating committee, annually evaluates the Board’s composition. This evaluation enables the Board to update the skills and experience they seek in the Board as a whole, and in individual directors, as the Company’s needs evolve and change over time and to assess the effectiveness of efforts at pursuing diversity.

Nominations of candidates by shareholders of the Company to be considered by the Board for membership on the Board of Directors may be submitted if such nominations are made pursuant to timely notice in writing to the Company’s Secretary. For more information, please see the information provided under the heading “Shareholder Proposals and Nominations” below. The current nominees were selected by the independent members of the Board of Directors, which nominees were ratified by the entire Board of Directors. The Company does not currently have a charter or formal policy with respect to the consideration of director candidates recommended by shareholders. The reason for not having such a formal policy is that the current approach has functioned well and therefore no formal policy has been deemed necessary.

Executive Committee

In 1997 the Board appointed an Executive Committee, its members are: James Bernau, James Ellis, Craig Smith and Stan Turel. One of the principle charters of the Executive Committee is to review and approve all proposed purchases over $50,000.00. The Executive Committee did not meet in 2016.

1.8
Leadership Structure of Board of Directors

Currently, the Company’s President, Mr. Bernau, also serves as its Chairperson of the Board. The Board believes the interests of all shareholders are best served at the present time through a leadership model with the same person holding the positions of President and Chairperson of the Board.

The Company’s President possesses an in-depth knowledge of the Company, its operations, and the array of challenges to be faced, gained through over 30 years of successful experience in the industry. The Board believes that these experiences and other insights put the President in the best position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to its shareholders.

Further, the Board has demonstrated its commitment and ability to provide independent oversight of management. All directors other than Mr. Bernau and Mr. Ellis are independent, and all of the members of each of the Compensation and Audit Committees are independent. Each independent director may call meetings of the independent directors, and may request agenda topics to be added or dealt with in more detail at meetings of the full Board or an appropriate Board committee.

1.9
Role of Board of Directors in Risk Oversight

The entire Board and each of its standing committees are involved in overseeing risk associated with the Company. The Board monitors the Company’s governance by regular review with management and outside advisors. The Board and the Audit Committees monitor the Company’s liquidity risk, regulatory risk, operational risk and enterprise risk by regular reviews with management and external auditors and other advisors. In its periodic meetings with the independent accountants, the Audit Committee discusses the scope and plan for the audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. As part of its responsibilities as set forth in its charter, the Compensation Committee reviews the Company’s executive compensation program and the associated incentives to determine whether they present a significant risk to the Company. Based on this review, the Compensation Committee concluded that the Company’s compensation policies and procedures are not reasonably likely to have a material adverse effect on the Company.

1.10
Director Compensation

The following table sets forth information concerning compensation of the Company’s directors other than Mr. Bernau for the fiscal year ended December 31, 2016:

					Change
					in Pension
					Value and
					Nonqualified
	Fees Earned			Non-equity	Deferred
	or	Stock	Option	Incentive Plan	Compensation	All Other
Name	Paid in Cash	Awards	Awards (1)	Compensation	Earnings	Compensation	Total

James L. Ellis	$12,600	-	-	-	-	$384	$12,984
Sean M. Cary	4,350	-	-	-	-	-	4,350
Christopher L. Sarles	4,150	-	-	-	-	-	4,150
Craig Smith	5,550	-	-	-	-	-	5,550
Betty M. O'Brien	5,700	-	-	-	-	-	5,700
Stan G. Turel	5,760	-	-	-	-	-	5,760
Heather Westing	2,600	-	-	-	-	-	2,600
Jonathan Ricci	1,800	-	-	-	-	-	1,800

(1) There were no option awards granted or outstanding to the Company’s directors in the fiscal year ended December 31, 2016.

Other compensation for James L. Ellis includes a monthly stipend for ongoing consultation services as well as serving as administrator of any potential employee complaint that might rise to the Board level.

The members of the Board received cash compensation for their service on the Board in 2016, and were reimbursed for out-of-pocket and travel expenses incurred in attending Board meetings. The Company adopted a Stock Incentive Plan that was approved by the shareholders in 1992 and further amended by the shareholders in 1996. There are no remaining stock options, owned by Directors, under this plan. In the foreseeable future, as a result of FASB ASC Topic 718, Stock Compensation, requiring all share-based payments to be recognized as expenses in the statement of operations based on their fair values and vesting periods, the Company does not intend to issue stock options to the directors for their service.

In January 2009, the Board, upon recommendation of the Board’s Compensation Committee (the “Compensation Committee”), who had sought outside counsel regarding revision of the Company’s Board Compensation Plan, adopted the final version of the revised WVV Board Member Compensation Plan. Under the terms of the revised plan, any Board member may elect not to receive any or all of the compensation components. The Board also reserved the right to suspend this plan at any time on the basis of prevailing economic conditions and their impact on the company. The basic elements of the revised plan are: $1,000 yearly stipend for service on the Board, $500 per Board meeting attended in person, $250 per Board meeting via teleconference, $200 per committee meeting in person and $100 per committee meeting via teleconference. A set per diem for expenses associated with meeting attendance, as well as a yearly wine allowance were also approved.

1.11
Communications to the Board of Directors

The Board of Directors welcomes and encourages shareholders to share their thoughts regarding the Company. Towards that end, the Board of Directors has adopted a policy whereby all communications should first be directed to the Company’s Secretary at Willamette Valley Vineyards, Inc., 8800 Enchanted Way SE, turner, OR 97392. The Secretary will then distribute a copy of the communication to the Chairman of the Board, the Chairperson of the Audit Committee and the Company's outside counsel. Based on the input and decision of these persons, along with the entire Board of Directors if it is deemed necessary, the Company will respond to the communication. Shareholders should not communicate directly with any other individual officer or director unless requested to do so.

1.12
Code of Ethics

The Company adopted a code of ethics applicable to its Chief Executive Officer, Chief Financial Officer/Controller and other finance leaders, which is a "code of ethics" as defined by applicable rules of the SEC. Amendments to the code of ethics or any grant of a waiver from a provision of the code of ethics requiring disclosure under applicable SEC rules, if any, will be disclosed on our website at, www.wvv.com.

Any person may request a copy of the code of ethics, at no cost, by writing to us at the following address:

Willamette Valley Vineyards, Inc.
Attention: Corporate Secretary
8800 Enchanted Way SE
Turner, OR 97392

2.             EXECUTIVE COMPENSATION

2.1
Summary Compensation Table

The following table sets forth certain information concerning compensation paid or accrued by the Company, to or on behalf of the Company’s principal executive officer, James W. Bernau and Chief Financial Officer, Richard F. Goward Jr. (collectively, our “named executive officers”) for the fiscal years ended December 31, 2016 and December 31, 2015. No other executive officer of the Company other than Mr. Bernau and Mr. Goward received total compensation in 2016 in excess of $100,000, and thus disclosure is not required for any other person. Summary compensation information is as follows:

Summary Compensation Table
							Nonqualified
						Non-equity	Deferred	All
Name,				Stock	Option	Incentive Plan	Comp.	Other
Principal Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Comp.*	Total

Bernau, James W.,
President, Chief Executive	2016	$256,645	$356,000	$-	$-	$-	$-	$50,806	$663,451
President, Chief Executive	2015	$256,389	$128,195	$-	$-	$-	$-	$51,862	$436,446
Goward, Richard F. Jr
Chief Financial Officer	2016	$122,269	$12,000	$-	$-	$-	$-	$5,921	$140,190
Chief Financial Officer	2015	$106,134	$10,000	$-	$-	$-	$-	$21,817	$137,951

* All other compensation includes Company payments for medical insurance, value of lodging, Board of Director stipends, life insurance payments and Company 401(k) matching contributions.

2.2
Compensation Philosophy

The compensation of our named executive officers has been designed to implement compensation principles that align management’s interests with our shareholder’s interests to support long-term value creation. In establishing the compensation structure of our named executive officers, the Compensation Committee determined that the use of a performance-based incentive provided additional motivation for our named executive officers to achieve both short-term and long-term business and growth goals for the Company. Additionally, the use of a consumer price index inflation factor on base salary ensures our named executive officer’s will not lose buying power, on core compensation, while pursuing these goals.

2.3
Bernau Employment Agreement

The Company and Mr. Bernau are parties to an employment agreement dated August 3, 1988 as amended in February 1997, in January of 1998, in November 2010, and again in November 2012. Under the amended agreement, Mr. Bernau is paid an annual salary of $235,000 with annual increases tied to increases in the consumer price index. Mr. Bernau’s 2016 bonus is calculated as a percentage of Company net income before taxes; 5% on the first $1.75 million of pre-tax income, and 7.5% on the pre-tax net income over $1.75 million, not to exceed $256,000. In 2016 the Board awarded a one-time meritorious bonus of $100,000. The Board intends to evaluate and revise Mr. Bernau’s bonus structure in 2017. Additionally, Mr. Bernau participates in the employer sponsored 401(k) plan. Pursuant to the terms of the employment agreement, the Company is to provide Mr. Bernau with housing on the Company’s property. Mr. Bernau resides in the estate house, free of rent, which is also used to accommodate overnight stays for Company guests. Mr. Bernau resides in the residence for the convenience of the Company and must continue to reside there for the duration of his employment in order to provide additional security and lock-up services for late evening events at the Winery and Vineyard. The employment agreement provides that Mr. Bernau’s employment may be terminated only for cause, which is defined as non-performance of his duties or conviction of a crime.

2.4
Goward Employment Agreement

The Company and Mr. Goward are parties to an employment agreement dated April 16, 2013 as amended on July 15, 2015. Under the agreement Mr. Goward is paid an annual salary of $122,269 and is reviewed annually for potential meritorious awards. Additionally, Mr. Goward receives the equivalent of a board stipend for board meetings outside of the normal working schedule. Mr. Goward also participates in the employer sponsored 401(k) plan.

2.5
Stock Options

In order to reward performance and retain high-quality employees, the Company has, in the past, granted stock options to its employees under its stock incentive plan originally created in 1992 and most recently amended in 2001 (the “Stock Incentive Plan”). The Company has not ordinarily directly issued shares of stock to its employees. Options were typically issued at a per share exercise price equal to the closing price as reported by the Nasdaq Capital Market at the time the option was granted. The options vest to the employee over time. Three months following termination of the employee’s employment with the Company, any and all unexercised options terminate. The Company is not currently granting new options under the Stock Incentive Plan and does not intend to do so at this time.

2.6
Outstanding Equity Awards at Fiscal 2016 Year End

There were no outstanding equity award holding held by our named executive officers as of December 31, 2016.

2.7
Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to beneficial ownership of the Company’s Common Stock as of May 23, 2017, by (i) each person who beneficially owns more than 5% of the Company’s Common Stock, (ii) each Director of the Company, (iii) each of the Company’s named executive officers, and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, each person has sole voting and investment power with respect to all shares attributable to such person.

Information concerning persons who beneficially own more than 5% of the Company’s common stock who are not otherwise affiliated with the Company is based solely upon statements made in filings with the SEC or other information we believe to be reliable.

We have determined beneficial ownership in accordance with the rules of the SEC.

Unless otherwise noted, the address of each beneficial owner listed in the table is 8800 Enchanted Way SE
Turner, OR 97392.

			Percent of
	Number of		Shares
	Shares Outstanding		Beneficially
	Stock		Owned (1)

James W. Bernau, President/CEO, Chair of the Board	508,205		10.2%

Richard F. Goward Jr., CFO	500		**

James L. Ellis, Director	19,865		**

Christopher L. Sarles	-		**

Sean M. Cary, Director	5,200		**

Betty M. O'Brien, Director	40,624		**

Stan G. Turel, Director	16,692		**

Craig Smith, Director	1,500		**

Heather Westing, Director	1,700		**

Jonathan Ricci, Director	715		**

Christopher Riccardi	385,485	(2)	7.7%
100 Tall Pine Ln., Apt 2102, Naples, FL 34105

Carl D. Thoma	336,189	(3)	6.7%
300 N. LaSalle St, Suite 4350. Chicago, IL 60654

All Directors and Executive Officers as a group (8 persons)	595,001		11.9%

** Less than one percent

(1) The percentage of outstanding shares of common stock is calculated out of a total of 5,000,629 shares of common stock outstanding as of May 23, 2017. Shares owned do not include ownership of preferred stock shares.

(2) Based on a Form 4 filed by Mr. Riccardi with the SEC on December 29, 2015

(3) Based on a Schedule 13G/A filed by Mr. Thoma with the SEC on February 8, 2017. Beneficial ownership includes 139,429 shares held by the Carl D. Thoma Roth IRA, TD Ameritrade Clearing Custodian for the benefit of Mr. Thoma.

2.8
Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2016, with respect to shares of the Company’s common stock that may be issued under the Company’s existing equity compensation plans:

	Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstandaing Options and Warrants	Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column A)

Equity compensation plans
approved by security holders (1)	7,000	$3.09	-
Equity compensation plans not
approved by security holders	-	-	-

Total	7,000	$3.09	-

(1) Includes shares of our common stock issuable upon exercise of options from the Company’s 1992 Stock Incentive Plan.

The Company does not have compensation plans under which equity securities of the Company are authorized for issuance which were adopted without the approval of security holders.

2.9
Transactions with Related Persons

In 2007, the Company entered into a long-term lease for Elton vineyards which consists of 54 acres of mature grapevines, of which approximately 42 acres are Pinot Noir. The agreement was for an initial 10-year lease with the option to renew for four successive terms of five years each, plus a first right of refusal on the property’s sale. Betty O’ Brien, a member of the Board, is the owner of the lessor, Elton Vineyards, LLC. As such, she is therefore entitled to the net income of Elton Vineyards, LLC. In 2016, the Company paid Elton Vineyards, LLC $121,344 in lease payments and utility reimbursements.

The Company believes that the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors, and principal shareholders will be approved by a disinterested majority of the members of the Board, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties. After reviewing the relationship between the Company and Elton Vineyards, LLC, in each of the last three years, the Board has determined that Ms. O’Brien is “independent” within the meaning of the applicable rules and regulations of the SEC and the director independence standards of NASDAQ.

Except for payments to Elton Vineyards, LLC described above, during 2016 the Company did not participate in any transactions with related persons that had a direct or indirect material interest in an amount exceeding $120,000 and there are no currently proposed transactions with related persons that exceed $120,000.

The Board has determined that each of our directors, except Mr. Bernau and Mr. Ellis is “independent” within the meaning of the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect. Furthermore, the Board has determined that, with the exception of the Executive Committee, each of the members of each of the committees of the Board is “independent” under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect.

2.10
Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file certain reports with the SEC regarding ownership of, and transactions in, the Company’s securities. These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC. Based solely on a review of copies of such forms received by the Company and written representations received by the Company from certain reporting persons, the Company believes that for the year ended December 31, 2016 all Section 16(a) reports required to be filed by the Company’s executive officers, directors and 10% stockholders were filed on a timely basis with the exception of one Form 4 filing for Heather Westing and one for James Bernau that were filed late.

2.11
Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer or employee of the Company. Ms. Betty O’Brien, who was a member of the Compensation Committee in 2016, had a relationship with the Company requiring disclosure under Item 404 of Regulation S-K. See Item 13. “Certain Relationships and Related Transactions, and Director Independence” in our Annual Report on Form 10-K for further details.

There are no Compensation Committee interlocks between the Company and any other entities involving any of the executive officers or directors of such entities. No interlocking relationship exists between any member of our Board or our Compensation Committee and any member of the board of directors or compensation committee of any other company and no such interlocking relationship has existed in the past.

2.12
Compensation Committee Report

The Company’s Compensation Committee has reviewed the Executive Compensation section and has recommended to the Board that it be included in the Proxy Statement.

COMPENSATION COMMITTEE
Betty O'Brien, Chairperson, Christopher Sarles, Jonathan Ricci

2.13
Audit Committee Report

The general purpose of the Audit Committee is to assist the Board of Directors in the exercise of its fiduciary responsibility of providing oversight of the Company's financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company's financial statements, and other aspects of the financial management of the Company. The Audit Committee is appointed by the Board of Directors. All committee members are financially literate.

Fees for professional services provided by our independent registered public accounting firm in each of the last two fiscal years, in each of the following categories are:

	Years Ended December 31,
	2016	2015

Audit fees (1)	$141,000	$151,895
Tax fees (2)	46,469	34,101
All other fees (3)	3,471	33,550

	$190,940	$219,546

(1)
Audit fees represent fees for services rendered for the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements.
(2)
Tax fees represent fees for services rendered for tax compliance, tax advice and tax planning
(3)
All other fees represent limited engagement activity.

The Company did not incur any audit related fees in either 2016 or 2015.

Pre-approval policies and procedures – It is the policy of the Company not to enter into any agreement for Moss Adams LLP to provide any non-audit services to the Company unless (a) the agreement is approved in advance by the Audit Committee or (b) (i) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount the Company pays to Moss Adams LLP during the fiscal year in which such services are rendered, (ii) such services were not recognized by the Company as constituting non-audit services at the time of the engagement of the non-audit services and (iii) such services are promptly brought to the attention of the Audit Committee and prior to the completion of the audit were approved by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee will not approve any agreement in advance for non-audit services unless (1) the procedures and policies are detailed in advance as to such services, (2) the Audit Committee is informed of such services prior to commencement and (3) such policies and procedures do not constitute delegation of the Audit Committee’s responsibilities to management under the Exchange Act.

Specific Audit Committee Actions Related to Review of the Company's Audited Financial Statements: In discharging its duties, the Audit Committee, among other actions, has (i) reviewed and discussed the audited financial statements to be included in the company's Annual Report on Form 10-K for the twelve months ended December 31, 2016 with management, (ii) discussed with the Company's independent auditors the matters required to be discussed by SAS 61, as amended (AICPA, Professional Standards, Vol. 1, AU380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, related to such financial statements, (iii) received the written disclosures and the letter from the Company's independent accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence, and (iv) based on such reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the twelve months ended December 31, 2016.

AUDIT COMMITTEE
Sean Cary, Chairperson, Stan Turel, Craig Smith

3.             ELECTION OF DIRECTORS (PROPOSAL NO. 1)

At the Annual Meeting three directors are up for election to the Board of Directors, each for a term of three years. In November 2015 the Board of Directors amended the Company’s Bylaws to include, among other things, dividing board membership into three groups with staggered terms. Therefore, all nominees have been divided into groups. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors the persons named below as nominees:

Nominees:	Group Number	Annual Meeting:	Annual Meeting:

James W. Bernau	I	2017	2020
Christoper L. Sarles	I	2017	2020
Sean M. Cary	I	2017	2020

The Board of Directors believes that the nominees will serve if elected as directors. There is no cumulative voting for election of directors. Directors are elected by a plurality of votes; therefore, the three persons receiving the most votes, even if less than a majority of the votes cast, will be elected directors. Abstentions or failure to vote will have no effect on the election of directors, assuming the existence of a quorum. The Board of Directors unanimously recommends a vote FOR this proposal.

4.             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL NO. 2)

The Audit Committee has appointed Moss Adams LLP (“Moss Adams”) as independent auditors for the 2017 fiscal year. Moss Adams will audit the Company’s consolidated financial statements for the 2017 fiscal year and perform other services. While shareholder ratification is not required by the Company’s by-laws or otherwise, the Board of Directors is submitting the selection of Moss Adams to the shareholders for ratification as a good corporate governance practice. If the shareholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain Moss Adams. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accountant or auditor at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

The proposal will be approved if, assuming the existence of a quorum, at least a majority of the shares of the Company's Common Stock cast on the proposal vote in favor of approval. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but will not be counted and will have no effect on the determination of the outcome of the proposal. The proxies will be voted for or against the proposal, or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the ratification of Moss Adams LLP.

A representative of Moss Adams LLP is expected to attend the Annual Meeting at his own expense and will be given an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR this proposal. Assuming the existence of a quorum, the appointment of Moss Adams LLP will be ratified if approved by the holders of a majority of the shares present in person or by proxy.

5.             ADVISORY (NON-BINDING) APPROVAL ON COMPANY’S EXECUTIVE COMPENSATION (PROPOSAL NO. 3)

The Board of Directors is asking the shareholders to provide advisory approval of the compensation of our named executive officers as we have described it in the “Executive Compensation” section of this proxy statement beginning on page 13. While this vote is advisory, and not binding on our Company, it will provide information to our board and Compensation Committee regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Committee will be able to consider when determining executive compensation for the remainder of fiscal 2017 and beyond.

The Board asks that shareholders indicate their support for our executive compensation policies and practices as described in this Proxy Statement by voting “FOR” the following resolution:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the compensation tables and the related narrative disclosure in this Proxy Statement.”

The proposal will be approved if, assuming the existence of a quorum, at least a majority of the shares of the Company's Common Stock cast on the proposal vote in favor of approval. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but will not be counted and will have no effect on the determination of the outcome of the proposal. The proxies will be voted for or against the proposal, or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the proposal. The Board of Directors unanimously recommends a vote FOR this proposal.

6.             SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTORS

6.1
Shareholder Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in the proxy statement relating to next year’s annual meeting, a shareholder proposal must be received at our principal executive offices no later than January 16, 2018. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. Proposals should be addressed to the Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392. If the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the proxy statement relating to next year’s annual meeting, notice of a shareholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to print and send its proxy materials.

6.2
Other Shareholder Proposals

If a shareholder wishes to present a shareholder proposal at our next annual meeting that is not intended to be included in the proxy statement pursuant to Rule 14a-8 of the Exchange Act, the shareholder should give notice to our Company Secretary of such proposal. Such notice should be addressed to the Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392. According to the Company’s bylaws, in order to be timely, such notice must be in writing and received by the Company Secretary, not less than 90 days nor more than 120 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the 2017 Annual Meeting (no earlier than January 16, 2018, and no later than the close of business on February 14, 2018). However, if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, then notice by the shareholder to be timely must be delivered to the Company’s Secretary not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made. Therefore, in the event a shareholder does not notify the Company of an intent to present a shareholder proposal at the Company’s 2018 Annual Meeting within the timeframe outlined above, the Company’s management will have the right to exercise their discretionary authority to vote proxies received for such meeting with respect to any such proposal.

6.3
Shareholder Director Nominations

The independent members of the Board of Directors select and recommend to the Board of Directors for approval nominees for director and committee member positions. The Board then considers the recommendation of these directors and decides which nominees to present to the Company’s shareholders for election to the Board of Directors.

Shareholders who wish to submit a proposed nominee for election to the Board of Directors of the Company for consideration by the Board should send written notice to the Chairman of the Board of Directors, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392 no later than February 14, 2018. Such notification should set forth all information relating to the proposed nominee, as is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. This includes the proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; the name and address of such shareholder or beneficial owner on whose behalf the nomination is being made; and the number of shares of the Company owned beneficially and of record by such shareholder or beneficial owner. The Board will consider shareholder nominees on the same terms as nominees selected by the Board.

7.             RESULTS OF THE ANNUAL MEETING

The Company intends to announce preliminary voting results at the Annual Meeting and will publish final results within four business days of the Annual Meeting in a Current Report on Form 8-K, which the Company will file with the SEC.

8.             HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. The Company has implemented householding rules with respect to our shareholders of record. Additionally, a number of brokers with account holders who are shareholders may be “householding” the Company’s proxy materials. If a shareholder receives a householding notification from his, her or its broker, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once a shareholder has received notice from his/her broker that they will be “householding” communications to such shareholders address, “householding” will continue until you are notified otherwise.

Shareholders who currently receive multiple copies of the Notice of Internet Availability at their address and would like to request “householding” of their communications should contact their broker. In addition, if any shareholder that receives a “householding” notification wishes to receive a separate Notice of Internet Availability at his, her or its address, such shareholder should also contact his, her or its broker directly. Shareholders who in the future wish to receive multiple copies may also contact the Company c/o Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392.

Shareholders of record sharing an address can request delivery of a single copy of annual reports to security holders, proxy statements, and notices of internet availability of proxy materials by contacting the Company at: c/o Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392.

9.             COST OF SOLICITATION

The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone by directors, officers and employees of the Company, who will not be specially compensated for such activities.

10.             ADDITIONAL INFORMATION

A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2016 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K with the SEC. Shareholders may obtain, free of charge, a copy of the Form 10-K on the website maintained by the SEC at www.sec.gov or by writing to Craig Smith, Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392, or they may access a copy through links provided on the Company's web site: www.wvv.com. An electronic version of the 2017 Proxy and Annual Report are available at this web address: otrtransfer.com/olink. The information on the Company’s website is not part of this Proxy Statement.

By Order of the Board of Directors
James W. Bernau
Chairperson of the Board
May 23, 2017

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held at 1:00pm, July 16, 2017

As part of our efforts to eliminate unnecessary expenses and conserve the environment, Willamette Valley Vineyards, Inc. has elected to provide internet access to the proxy statement and annual report rather than distributing hardcopies of the meeting materials. This reduces postage, printing expenses and paper waste. The proxy statement and annual report are available at:

www.wvv.com/annualmeeting

The annual shareholder meeting will be held at 1:00pm on July 16, 2017 at Willamette Valley Vineyards, 8800 Enchanted Way S.E., Turner, Oregon 97392. The matters to be covered are noted below:

5.
To consider and vote upon a proposal to elect three members to our Board of Directors with terms ending at the annual meeting in 2020;
6.
To ratify the appointment by the Board of Directors of Moss Adams LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017;
7.
To conduct a non-binding advisory vote on the Company’s executive compensation; and
8.
To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

The Board of Directors of Willamette Valley Vineyards, Inc. recommends voting in favor of the above proposals.

This communication is not a form for voting and presents only an overview of the more complete proxy materials (including the proxy statement, annual report and form of proxy) that are available to you on the Internet as well as by mail upon request. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may vote on-line, by mail, by phone or in person. If you wish to vote online or by phone, you will need your Shareholder Control Number which can be found on your proxy. No other personal information will be required in order to vote in this manner. To vote your proxy on the internet, please follow these easy steps:

1.
Go to the Company’s transfer agent (OTR, Inc.) web site at www.otrtransfer.com
2.
Select the menu option O-Link.
3.
Under the heading Online Access, select the Shareholders link.
4.
At the sign-on screen type in your Account Number and your personalized Pin Number.
5.
Select VOTE PROXY from the account menu.
6.
Enter your Sequence Number once prompted.
7.
Select Submit Votes.

If you wish to vote by mail, simply cast your vote on the enclosed proxy, sign and return using the accompanying business reply envelope. If you wish to vote by phone, please call the winery toll-free at (800) 344-9463. If you wish to vote in person at the Annual Meeting, simply check the box on your proxy indicating that you plan to attend the annual shareholder meeting. You may acquire directions to the location of the annual shareholder meeting by calling the following toll-free number: 1 (800) 344-9463. We ask that you cast your vote promptly and thank you for your continued support.

If you would like to receive a paper or email copy of the proxy materials at no charge, you can request one at any time at no expense to you by contacting OTR, Inc. using the toll-free number (877) 712-7725 or sending an email to customerservice@otrtransfer.com. Please make all such requests by July 5, 2017 in order to facilitate timely delivery of the proxy materials. If requests for proxy materials are not made by July 5, 2017 you will not otherwise receive a paper or email copy of the proxy materials prior to the meeting.

ANNUAL MEETING OF STOCKHOLDERS

Sunday, July 16, 2017
1:00 pm

At

Willamette Valley Vineyards, Inc., 8800 Enchanted Parkway SE, Turner, OR 97392

Your Vote is Important to the Company!

Willamette Valley Vineyards, Inc.
8800 Enchanted Parkway SE
Turner, Oregon 97390

This proxy appointing James W. Bernau and Jan Green Bernau as proxy holders is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on July 16, 2017 and at any adjournments or postponements thereof.

The undersigned shareholder of Willamette Valley Vineyards, Inc. hereby appoints James W. Bernau and Jan Green Bernau, and each of them, with power of substitution to each, to attend the Annual Meeting of Shareholders of said corporation to be held July 16, 2017, at 1 p.m. at the Company’s headquarters at Willamette Valley Vineyards, Inc., 8800 Enchanted Parkway SE, Turner, Oregon, 97390, and any adjournments or postponements thereof, and to vote the shares of the undersigned at such meeting with respect to the proposals, as indicated on the reverse side of this page, with all powers that the undersigned would have if acting in person; and with discretionary authority to act on such other matters as may properly come before said meeting or any adjournments or postponements thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED SPECIFICALLY ON THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF AS THERE SPECIFIED. WHERE NO SPECIFICATION IS MADE, SAID SHARES SHALL BE VOTED FOR THE PROPOSALS.

[See reverse for voting instructions.]

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND
MAIL YOUR PROXY CARD TODAY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS

Proposal No. 1 – Election of Directors:

Vote for All [  ]
Withhold All [  ]
For All Except [  ] ____________________________

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line next to the “For All Except” box.

			Term	Term
Number:	Nominees:	Group	Begins	Ends
1	James W. Bernau	I	2017	2020
2	Christoper L. Sarles	I	2017	2020
3	Sean M. Cary	I	2017	2020

Proposal No. 2 – Ratification of appointment of Moss-Adams, LLP as the independent registered public accounting firm of Willamette Valley Vineyards, Inc. for the year ending December 31, 2017.

Vote For [  ]
Vote Against [  ]
Abstain [  ]

Proposal No. 3 – Advisory (non-binding) approval of the Company’s executive compensation.

Vote For [  ]
Vote Against [  ]
Abstain [  ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Willamette Valley Vineyards, Inc. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s), but if no direction is made, this proxy will be voted “FOR” each of the proposals identified above.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.

Printed Name of Shareholder: _____________________________________
Signature: _____________________________________________________	Dated: ____________, 2017
Printed Name of Signer: __________________________________________

Signature (if held jointly): _________________________________________
Printed Name of Signer: _________________________________________ Title (if applicable): ______________________________________________
Please sign exactly as name appears on the Share Certificates. When shares are held by joint tenants, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.